UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 13, 2007
CHAMPION ENTERPRISES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Michigan	1-9751	38-2743168

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2701 Cambridge Court, Suite 300, Auburn Hills, Michigan 48326
(Address of Principal Executive Offices, including Zip Code)
(248) 340-9090
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operations and Financial Condition.
          On February 13, 2007, Champion Enterprises, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 30, 2006. This press release is being furnished pursuant to Item 2.02 of Form 8-K. The full text of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
99.1	Press Release dated February 13, 2007 announcing Champion Enterprises, Inc.’s financial results for the fourth quarter and fiscal year ended December 30, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHAMPION ENTERPRISES, INC.
By:	/s/ Phyllis A. Knight
Phyllis A. Knight
Executive Vice President, Treasurer and Chief Financial Officer

Date: February 14, 2007

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated February 13, 2007 announcing Champion Enterprises, Inc.’s financial results for the fourth quarter and fiscal year ended December 30, 2006.